UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

MiNK Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40908	82-2142067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Fifth Avenue Suite 500
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 994-8250

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	INKT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 3.02 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On May 13, 2024, MiNK Therapeutics, Inc. (the “Company”) entered into a Stock Purchase Agreement with a certain investor (the “Purchaser”), as identified on Exhibit A to the Stock Purchase Agreement, pursuant to which the Company issued and sold an aggregate of 4,640,000 shares of Common Stock (the “Common Shares”), at a purchase price of $1.25 per share, a 25% premium to the 30-day volume-weighted average stock price. The Company received net proceeds of approximately $5.8, after offering expenses. The transaction closed on May 14, 2024.

The Stock Purchase Agreement requires the Company to register the resale of the Common Shares. The Company is generally required to prepare and file a registration statement with the Securities and Exchange Commission (the “Commission”) on or before August 15, 2024, and to use commercially reasonable efforts to have the registration statement declared effective within 30 days if there is no review by the Commission, and within 90 days following receipt of written comments in the event of such review. In addition, the Purchaser has agreed not sell of any of the Common Stock prior to November 9, 2024 and to vote all of the shares of Common Stock that it then owns in accordance with the recommendation of the Company’s board of directors on all matters presented to the Company’s stockholders through May 14, 2025.

The Common Shares were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Common Shares may not be offered or sold in the United States without an effective registration statement or pursuant to an exemption from applicable registration requirements. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

The above description of the material terms of the offering is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which will be filed, with confidential terms redacted, as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 16, 2024	By:	/s/ Jennifer Buell
Jennifer Buell, CEO